UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 23, 2013
Diamond Resorts Corporation
(Exact name of registrant as specified in its charter)

Maryland	333-172772	95-4582157
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10600 West Charleston Boulevard, Las Vegas, Nevada		89135
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 702-684-8000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On January 23, 2013, Diamond Resorts Corporation (“Diamond”) completed a securitization transaction involving the issuance of $93.56 million of investment-grade rated securities. In this transaction, Diamond Resorts Owner Trust 2013-1, a wholly-owned special purpose subsidiary of Diamond, issued DROT 2013-1 Class A Notes with a face value of $88.64 million and DROT 2013-1 Class B Notes with a face value of $4.92 million (collectively, the “DROT 2013 Notes”), which are secured by a portfolio of vacation ownership loan receivables totaling $98.5 million. The DROT 2013 Notes carry a weighted average interest rate of 2.0%, with the DROT 2013-1 Class A Notes carrying an interest rate of 1.95% and the DROT 2013-1 Class B Notes carrying an interest rate of 2.89%. All of the DROT 2013 Notes mature on January 20, 2025. The net proceeds from the DROT 2013 Notes were used to pay off in full the outstanding principal balance under Diamond’s 2008 vacation ownership loan receivable conduit facility and to pay expenses incurred in connection with the issuance of the DROT 2013 Notes, including the funding of a reserve account required thereby.
The DROT 2013 Notes were offered and sold to the initial purchaser in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and were subsequently offered and sold by the initial purchaser only to qualified institutional buyers in reliance on Rule 144A under the Securities Act and, outside the United States, only to non-US investors pursuant to Regulation S. The DROT 2013 Notes have not been registered under the Securities Act or any state securities law. Unless so registered, the DROT 2013 Notes may not be offered or sold in the United States, except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws.
The description of the securitization transaction set forth above in this Item 2.03 does not purport to be complete and is qualified in its entirety by reference to the full text of (1) the Sale Agreement, dated as of January 23, 2013, by and between Diamond Resorts Seller 2013-1, LLC and Diamond Resorts Owner Trust 2013-1, and (2) the Indenture, dated as of January 23, 2013, by and among Diamond Resorts Owner Trust 2013-1, Diamond Resorts Financial Services, Inc. and Wells Fargo Bank, National Association, which are attached as Exhibits 10.1 and 10.2, respectively, to this Form 8-K and are incorporated herein by reference. A copy of Diamond’s January 23, 2013 press release announcing the issuance of the DROT 2013 Notes is attached as Exhibit 99.1 to this Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1	Sale Agreement, dated as of January 23, 2013, by and between Diamond Resorts Seller 2013-1, LLC and Diamond Resorts Owner Trust 2013-1.

10.2	Indenture, dated as of January 23, 2013, by and among Diamond Resorts Owner Trust 2013-1, Diamond Resorts Financial Services, Inc. and Wells Fargo Bank, National Association.
99.1	Press release dated January 23, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diamond Resorts Corporation

January 29, 2013	By:	/s/ DAVID F. PALMER
	Name:	David F. Palmer
	Title:	President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Sale Agreement, dated as of January 23, 2013, by and between Diamond Resorts Seller 2013-1, LLC and Diamond Resorts Owner Trust 2013-1.

10.2	Indenture, dated as of January 23, 2013, by and among Diamond Resorts Owner Trust 2013-1, Diamond Resorts Financial Services, Inc. and Wells Fargo Bank, National Association.
99.1	Press release dated January 23, 2013

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